UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2026

TARGET HOSPITALITY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Boulevard, Suite 300

The Woodlands, TX 77381

(Address, including zip code, of principal executive offices)

800-832-4242

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	NASDAQ Capital Market

Item 2.02.     Results of Operations and Financial Condition.

On March 11, 2026, Target Hospitality Corp. (the “Company”) issued a press release announcing its fourth quarter and year-end 2025 financial results. A copy of the Company’s March 11, 2026, press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The Company’s accompanying investor presentation will be posted on the “Investors” section of the Company’s website (www.targethospitality.com). The Company’s management will hold an investor audio conference call and webcast today, March 11, 2026, at 8:00 a.m. CT/9:00 a.m. ET, to discuss its fourth quarter and year-end 2025 results and related information. Participants may access the webcast from the Company’s website.

Pursuant to General Instruction B.2 of Form 8-K, the information contained in the investor presentation and press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the investor slides and press release contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such investor slides and press release.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated March 11, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: March 11, 2026		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary